UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2020

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California		93243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Four proposals were acted on at the 2020 Annual Meeting of the stockholders held on May 20, 2020: (1) the election of three Class III Directors, (2) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, (3) an advisory approval vote on executive compensation, and (4) amendments to Tejon Ranch Co.’s (“Company”) Certificate of Incorporation (see the disclosure below filed pursuant to Item 5.03 for additional discussion of this item).

The Company’s stockholders elected three Class III Directors, approved the appointment of Deloitte & Touche LLP and approved the advisory vote on executive compensation as reflected below.

Following are the votes cast for or withheld for each Director:

	For	Withheld	Not voted
Gregory S. Bielli	19,162,974	483,871	2,468,002
Anthony L. Leggio	19,070,096	576,749	2,468,002
Norman J. Metcalfe	18,977,829	669,016	2,468,002

Following are the votes cast for and against ratification of the independent public accounting firm:

For	Against	Abstain	Not Voted
21,915,051	153,214	46,582	2,468,002

Following are the votes cast related to the advisory approval vote on executive compensation:

For	Against	Abstain	Not Voted
15,477,471	4,098,043	71,331	2,468,002

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

With respect to the proposed amendments to the Certificate of Incorporation that were identified as Proposal 4 and acted on at the 2020 Annual Meeting, these amendments were previously disclosed in the Company’s Schedule 14A Proxy Statement, filed with the Commission on March 31, 2020. The proposed amendments consisted of three subproposals as follows: (4)(a) amendments to declassify the Board and provide for the annual election of all Directors, (4)(b) amendments to remove provisions related to the submission of nominations and other business at stockholder meetings, with such provisions being addressed in the bylaws and (4)(c) amendments to make non-substantive changes to the certificate, including permitting the Board to increase or reduce the size of the Board by resolution. As discussed in the Company’s previously filed Proxy Statement, proposal 4(c) would only be adopted if proposals 4(a) and 4(b) were both approved by the stockholders.

Below are the votes cast for or withheld for each proposed set of amendments to the Certificate of Incorporation:

	For	Against	Abstain	Not voted	Adopted
Proposal 4(a) Board Declassification/Annual Election	19,233,068	157,534	256,243	2,468,002	Yes
Proposal 4(b) Removal of Notice for Nominations/Business	11,794,816	7,630,961	221,068	2,468,002	No
Proposal 4(c) Non-Substantive Changes/Board Size by Resolution	19,256,274	166,467	224,104	2,468,002	No

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Restated Certificate of Incorporation of Tejon Ranch Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2020	TEJON RANCH CO.

	By:	/S/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Executive Vice President, and Chief Operating Officer

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